Supplement dated March 24, 2004

to the Bear Stearns Shares Prospectus dated January 30, 2004

(the “Prospectus”) of the BlackRock Liquidity Funds

Effective April 1, 2004, the following disclosure supplements the Prospectus.

Under the “Purchase of Shares” and “Redemption of Shares” captions of the “Shareholder Information” section of the Prospectus, the charts that describe the deadlines for purchases and redemptions are replaced with the following chart:

Portfolio	Time
TempFund	5:00 PM Eastern Time
FedFund	5:00 PM Eastern Time
MuniFund	12:00 Noon Eastern Time
California Money Fund	12:00 Noon Eastern Time
New York Money Fund	12:00 Noon Eastern Time